NRPL 2024-RPL2 ABS-15G

Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1)	Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”), performed the due diligence services described below (the “Review”) on residential mortgage loans acquired by Nomura Corporate Funding Americas, LLC (the “Client”). These mortgage loans, which were originated by multiple parties, were purchased by the Client in multiple bulk transactions or via Reliance Letter and were reviewed by AMC on behalf of such party. The mortgage loans were reviewed via files imaged and provided by the Client or its designee for review.

(2)	Sample size of the assets reviewed.

The Review was conducted on the portion of the securitization mortgage loan population reviewed by AMC. The Client may have utilized multiple third-party review (“TPR”) firms for the securitization and AMC may or may not have reviewed all of the mortgage loans in the securitization loan population for a specific scope of review. During the course of the selection of the final securitization population mortgage loans may have been eliminated from originally envisioned securitization population for reasons that are unknown to AMC. Within the final securitization mortgage loan population, the Review sample was broken down into the following review scopes:

■	“Compliance Review”:	696 mortgage loan(s)
■	“Compliance, Credit and Valuation Review”:	207 mortgage loan(s)
■	“Lease Review”:	18 mortgage loan(s)
■	“Data Integrity Review”:	921 mortgage loans(s)
■	“Collection Comment Review”:	921 mortgage loans(s)
■	“Payment History Review”:	921 mortgage loans(s)
■	“Title Review”:	921 mortgage loans(s)
■	“Modification Review”:	921 mortgage loans(s)

During the course of the securitization evaluation process, the Client may have removed loans that were reviewed by AMC from the securitization for reasons that were not disclosed to AMC.

(3)	Determination of the sample size and computation.

The Review was conducted consistent with the criteria for the nationally recognized statistical rating organizations, NRSRO(s), identified in Item 3 of the Form ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology. AMC compared data fields on the bid tape provided by the Client to the data found in the actual mortgage loan file as captured by AMC. This comparison, when data was available (please note that not all fields were available for all Loans during the Review) and relevant for the Scope in question, included the following data fields:

# of Borrowers	Has Modification?	Next Payment Change Date
# of Units	Index Type	Note Date
Amortization Term	Interest Calculation Method	Occupancy
Amortization Type	Interest Collection Type	Original CLTV
Appraisal As-Is Value	Interest Only	Original Interest Rate
Appraisal Date	Interest Only Period	Original Interest Rate Period
Appraised Value	Interest Only Period Expiration Date	Original Loan Amount
Balloon Flag	Interest Rate Change Frequency	Original LTV
Borrower First Name	Interest Rate Initial Cap	Original P&I
Borrower FTHB	Interest Rate Initial Floor	Original PITI
Borrower Full Name	Interest Rate Initial Maximum	Original Term
Borrower Last Name	Interest Rate Initial Minimum	Originator Application Date
Borrower Middle Name	Interest Rate Life Cap	Originator Loan Designation
Borrower Qualifying FICO	Interest Rate Life Floor	Other Financing - Lien Position 2 - Current Balance
Borrower SSN	Interest Rate Life Max	Other Financing Junior Total Original Loan Amount
BPO As Is Price	Interest Rate Life Min	Payment Change Frequency
BPO Date	Interest Rate Periodic Cap	PITIA Reserves Months
Cash From Borrower	Interest Rate Periodic Floor	PMI Company
Cash To Borrower	Investor: Qualifying Housing Ratio	PMI Coverage %
City	Investor: Qualifying Total Debt Ratio	PMI Lender Paid MI %
Coborrower First Name	Lien Position	PMI MI Certificate Number
Coborrower Full Name	Lookback Period	Prepayment Penalty
Coborrower Last Name	LTV Valuation Value	Product Description
Coborrower Middle Name	Margin	Property Type
Coborrower Qualifying FICO	Maturity Date	Purpose
Coborrower SSN	Maximum Balance %	Refi Purpose
Contract Sales Price	MERS Min Number	Representative FICO
Credit Report Date	MERS Originated?	Rounding Factor
Doc Type	Mod Deferred Balance	State
First Interest Rate Change Date	Mortgage Type	Street
First Payment Change Date	Neg Am	Total Debt Ratio
First Payment Date	Next Interest Rate Change Date	Zip

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Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”) and/or loan-to-value ratios (“LTV(s)”) were used in the assessment of conformity guidelines.

(5)  Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

LEASES REVIEW

DOCUMENT REVIEW

For each Loan, AMC will review the corresponding Loan File and verify whether the following documents, if applicable, are included in the file and if the data on these documents is consistent and logical: (a) initial loan application (1003), (b) credit report, (c) employment documentation, (d) asset documentation, (e) sales contract, (f) hazard and/or flood insurance policies, (g) appraisal, (h) title/preliminary title, (i) mortgage/deed of trust, (j) note, (k) certificate of business purpose/nonowner occupancy, (l) articles of incorporation (m) operating agreement, (n) background check, (o) leases, (p) assignment of leases and rents, (q) closing protection letter, (r) lease agreement(s), and(s) track record report.

CREDIT REVIEW

The credit review focuses on the borrower’s experience in property management, credit profile and adherence to guidelines. The borrower’s assets are analyzed to determine there are sufficient funds for the required equity in the project. Conformity to applicable guidelines will all be assessed during the review. An income calculation will not be performed though the presence of income documentation if required by the guidelines will be noted.

Credit Application: For the Credit Application, AMC will verify whether (a) the application is signed by all listed borrowers, (b) the application is substantially filled out, (c) all known borrower-owned properties are disclosed on the Real Estate Owned section or attachments, and (d) borrower’s property management/landlord experience.

Credit Report: AMC will verify (a) a credit report is present for each borrower, (b) note and research the Real Estate Owned and fraud alerts, (c) and gather data including (i) representative FICO, (ii) scores from Equifax, Experian, and Transunion (if available), (iii) verify that the public records listed are disclosed on the application and adequately explained and in compliance with guidelines, and (iv) the number and length of trade lines.

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Employment and Income: AMC will determine whether applicable supporting employment and income documentation required by the guidelines, was present in the mortgage loan file and where possible, wasn’t fraudulent.

Borrowing Entity: AMC will verify the borrowing entity, if not an individual, is properly documented. In addition, AMC will verify if the business entity is a US or foreign entity and if the individual signing the loan documentation has the appropriate authority. Distinction will be made between guarantors and principals, individuals and business entities.

Property income: AMC will determine whether all applicable supporting documentation as required by the guidelines is present in the file. No traditional borrower DTI ratios will be calculated but instead a “Property DTI/DSCR” will be calculated per guidelines using the lease or expected lease amount and the property expenses. Documentation verifying property income may include: (a) leases and monthly rental income, (b) property vacancy, (c) balance sheets / financial statements, and (d) an appraisal analysis of market rents.

Valuation Review: AMC’s review will include a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review will include verifying the appraisal report was (i) materially complete, (ii) in conformity with the guideline requirements for the property type in question, (iii) completed by an appraiser that was actively licensed to perform the valuation, (iv) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (iv) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review will (i) review the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines; (ii) confirm the property value and square footage of the subject property was bracketed by comparable properties, (iii) verify that comparable properties used are similar in size, style, and location to the subject, and (iv) check for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review include (i) verifying that the address matched the mortgage note, (ii) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (iii) confirming the appraiser noted an estimated lease amount to be used in instances where there is no lease in place.

Asset Review: AMC will assess whether the asset documentation required by the guidelines is present in the file. AMC will verify that assets presented support the required reserves. Documentation reviewed may include: (a) depository account statements, (b) stock or security account statements, (c) settlement statements or other evidence of conveyance and transfer of funds if a sale of assets was involved, and (d) operating accounts from other properties.

Insurance: AMC will (a) look for the presence of rent loss insurance as required by the guidelines, (b) verify that hazard insurance meets the minimum required amount of coverage in the guidelines, (c) confirm that the flood cert is for the correct borrower, property, lender and loan number, and (d) for properties in a flood zone per the flood cert, confirm that flood insurance meets guideline requirements in the file and meets the minimum required amount of coverage.

Title: AMC will verify whether the appropriate vestee is on the title document: if a purchase, the seller; if a refinance, the borrower. AMC will also review the Title Commitment for the disclosure issues such as assessments; covenants, conditions and restrictions); access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; and environmental liens. Review for instances of delinquent taxes (non-liens). In addition, AMC will review for Oil, Gas, Water or Mineral rights.

Fraud / Criminal Background: To the extent potentially fraudulent activity is identified as part of the document review, such information will be reported to Client. In addition, AMC will look for an independent, third party fraud report and background check in each file and will review the results of the fraud report in conjunction with source documents found in the file to assess the likelihood of any misrepresentations associated with the origination of the loan.

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DATA COLLECTION

AMC will compare data fields on the bid tape provided by the client to the data found in the actual file as captured by AMC. All material discrepancies will be noted.

(6) Value of collateral securing the assets: review and methodology.

AMC’s review will include a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review will include verifying the appraisal report was (i) materially complete, (ii) in conformity with the guideline requirements for the property type in question, (iii) completed by an appraiser that was actively licensed to perform the valuation, (iv) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, and (iv) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions.

With regard to the use of comparable properties, AMC’s review will (i) review the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines; (ii) confirm the property value and square footage of the subject property was bracketed by comparable properties, (iii) verify that comparable properties used are similar in size, style, and location to the subject, and (iv) check for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review include (i) verifying that the address matched the mortgage note, (ii) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (iii) confirming the appraiser noted an estimated lease amount to be used in instances where there is no lease in place.

(7)     Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014

(I)    Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);

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iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;
b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re- calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II)     Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;

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v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V)	Federal and state specific late charge and prepayment penalty provisions;

(VI)	Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

▪	Initial application (1003);
▪	Final application (1003);
▪	Note;
▪	Appraisal;
▪	Sales contract;
▪	Title/Preliminary Title;
▪	Initial TIL;
▪	Final TIL;
▪	Final HUD-1;
▪	Initial and final GFE’s;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;
▪	FACTA disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014

For mortgage loans with application dates on or after January 10, 2014 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 section above plus:

(VII)       Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026 testing included:

a)	With respect to brokered loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1)	Note: Where available, AMC reviewed the relevant documents in the loan file and, as necessary, attempted to obtain the loan originator compensation agreement and/or governing policies and procedures of the loan originator. In the absence of the loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;

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b)	Homeownership counseling (§1026.36):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a loan to a first time homebuyer that contains a negative amortization feature;
c)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction;
d)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance; and
e)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)	review for presence of loan originator organization and individual loan originator name and NMLSR ID, as applicable, on the credit application, note or loan contract, security instrument, Loan Estimate and Closing Disclosure; and
ii)	verify the data against the NMLSR database, as available.

(VIII) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm that the creditor provided the borrower a list of homeownership counseling organizations within three (3) business days of application; and
ii)	confirm that the list of homeownership counseling organizations was obtained no earlier than 30 days prior to when the list was provided to the loan applicant.

(IX) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and
d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable loans for compliance with the ATR and QM rule requirements based upon each loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the loan’s status under the ATR or QM rule requirements and assigns a due diligence loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s loan designation. Additionally, AMC notes if an originator loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated loans, AMC reviews the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated loan that satisfied the applicable requirements enumerated above, AMC then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

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For each QM designated loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay

AMC reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability, the consumer's current employment status; (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations;

(vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Note: for loans designated as QM – agency eligible, AMC will not review for compliance with the requirements of Appendix Q or General Ability to Repay.

AMC reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. AMC’s review is based on information contained in the loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(X)	The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:
a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation;
iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (2) confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(XI)	FIRREA Review

AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparables and adjustments were reasonable and that pictures were provided and were accurate.

(8)	Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

COLLECTION COMMENT REVIEW (921 loans): AMC performed up to 24-month review utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk including (hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

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PAYMENT HISTORY REVIEW (921 loans): AMC performed up to 24-month review utilizing individual mortgage loan payment history reports provided by the servicer. Using the MBA methodology, AMC created a payment string using a 36 month look back for each mortgage loan within the payment history population.

MODIFICATION REVIEW (921 loans): AMC conducted a review of the modification, or modifications, contained within the mortgage loan file.

TITLE REVIEW (921 loans): SitusAMC was engaged to perform diligence on multiple pools of mortgage loans. Property reports and images of recorded documents were provided by a title abstracting service provider selected by the engaging party (“Property Reports”). AMC gathered, analyzed, and reviewed the Property Reports to assess any title, vesting, or lien issues and provided the engaging party a detailed report of all relevant findings.

The scope of the diligence included the following:

A.	Chain of Title Review: The deed chain was reviewed to identify:
a.	Any mortgages which were not executed by all parties on title at the time of origination/recordation to identify any potential concerns related to mortgage enforceability or lien perfection.
b.	Any properties which were no longer owned at least in part by the subject mortgage borrower were reviewed to identify potential concerns related to or arising from the current ownership status.

B.	First Lien Position Review: Lien and subject mortgage information was reviewed to identify:
a.	Any mortgages recorded prior to the subject mortgage. (“Prior Mortgages”)
b.	Any other liens or judgments recorded prior to the subject mortgage. (“Prior Liens”)
c.	Any junior liens recorded after the subject mortgage which have the potential to assert some form of lien priority over the subject mortgage such as:
i.	Municipal liens (“Municipal Liens”)
ii.	Property tax liens/security agreements (“Property Tax Liens”)
iii.	Federal/DOJ/IRS Tax liens (“Federal Tax Liens”)
iv.	HOA liens (including the identification of HOA super lien states) (“Super Position HOA Liens”)

C.	Prior Mortgage & Lien Validity Review: For those items identified in B(a) and B(b), an additional level of review was completed to determine if the item in question was then currently attached and/or enforceable against the subject property as a priority lien, such as:
a.	Regional statutes/case law related to lien/mortgage enforcement
b.	Debtor Identity Verification (i.e. Commonality of Name)
c.	Attachment protections like Tenancy by the Entireties, Instantaneous Seisin, etc.
d.	Recorded Satisfactions, Releases, Reconveyances, Cancellations, Subordination Agreements, etc. (whether shown on the Property Report or independently located via online public records)

D.	Title Policy Coverage Review: For those items identified in Section B(a) and B(b) above which were not resolved in Section C above and for those items identified in Section A(a) above, Meridian reviewed the Lender’s Title Policy (“Title Policy”), when available, to determine whether Meridian believed that damages resulting from the item in question could be indemnified by the title insurer under the apparent terms and conditions of the Title Policy. The findings of this review are limited to the identification of coverage exceptions which are explicitly itemized in the Title Policy and should not be construed as the equivalent to the Insurers determination of coverage.

E.	Miscellaneous Item Review: In instances where a miscellaneous item or exception is identified in the course of the itemized scope that is not otherwise categorized above (“Miscellaneous Items”), that item is reviewed to confirm whether or not it is believed to be a concern with respect to the enforceability of the subject mortgage or of material interest to the engaging party.

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(9)	Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”). Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results. Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report. In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued. SitusAMC also hereby disclaims any representation or warranty as to the inclusion or omission of any facts or information, or as to its suitability, sufficiency or appropriateness for the purposes of the transaction parties or investors or the use of the Report in preparation of any other document in connection with the subject transaction.).

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan. The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice. The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

SUMMARY OF FINDINGS AND CONCLUSIONS

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed in the Form ABS Due Diligence-15E.

OVERALL REVIEW RESULTS SUMMARY (921 Mortgage Loans)

There were 921 mortgage loans in the securitization population reviewed by AMC. After all documents were presented, under the applicable NRSRO grading criteria 132 mortgage loans (14.33%) had an Overall grade of “A”, 561 mortgage loans (60.91%) had an Overall grade of “B”, 147 mortgage loans (15.96%) loans had exceptions that generated an Overall grade of “C”, and 81 mortgage loans (8.79%) had an Overall grade of “D”.

Overall Loan Grades
Overall Grade	Loan Count	% of Loans
A	132	14.33%
B	561	60.91%
C	147	15.96%
D	81	8.79%
Total	921	100.00%

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COMPLIANCE RESULTS SUMMARY (903 Mortgage Loans)

Under the applicable grading criteria, 128 mortgage loans (14.17%) are retaining rating agency grades of “C” or “D” and 621 mortgage loans (68.77%) retaining a grade of “B”. The remaining 154 mortgage loans (17.05%) are rating agency grade “A” with no exceptions noted.

Compliance Loan Grades
Overall Grade	Loan Count	% of Loans
A	154	17.05%
B	621	68.77%
C	58	6.42%
D	70	7.75%
Total	903	100.00%

Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which may be raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

CREDIT REVIEW RESULTS SUMMARY (225 Mortgage Loans)

Of the 921 mortgage loans in the securitization population, 225 mortgage loans were reviewed with a full credit and property/valuation review. The following table reflects the 225 mortgage loans that were subject to a Credit review.

Under the applicable NRSRO grading criteria, 69 mortgage loans (30.67%) received an “A” Credit Review grade, 11 mortgage loans (4.89%) received a “B” Credit Review grade, 136 mortgage loans (60.44%) received a “C” Credit Review grade, and 9 mortgage loans (4.00%) received a “D” Credit Review grade.

Credit Grades
Credit Grade	Loan Count	% of Loans
A	69	30.67%
B	11	4.89%
C	136	60.44%
D	9	4.00%
Total	225	100.00%

PROPERTY/VALUATION REVIEW RESULTS SUMMARY (225 Mortgage Loans)

Of the 921 mortgage loans in the securitization population, 225 mortgage loans were reviewed with a full credit and property/valuation review. The following table reflects the 225 mortgage loans that were subject to a Property review.

Under the applicable NRSRO grading criteria, 210 mortgage loans (93.33%) received an “A” Property Review grade, 2 mortgage loans (0.89%) received an “B” Property Review grade, 10 mortgage loans (4.44%) received an “C” Property Review grade and 3 mortgage loans (1.33%) received a “D” Property Review grade.

Property Grades
Property Grade	Loan Count	% of Loans
A	210	93.33%
B	2	0.89%

C	10	4.44%
D	3	1.33%
Total	225	100.00%

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EXCEPTION SUMMARY (921 Mortgage Loans)

The summaries below detail the exceptions from the Compliance, Credit, and Property/Valuation Review that would have resulted in a “B”, “C”, or “D” grade for a given mortgage loan. Please note that exception grades of EV1, EV2, and EV3 may not result in a corresponding “B”, “C”, or “D” grade per relevant rating agency guidelines due to considerations including statute of limitations and specific characteristics of ratings by a given NRSRO. Also note that some mortgage loans may have multiple exceptions and, as a result, may have an exception or multiple exceptions in any one exception category.

Exception Type	Final Exception Rating	Exception Category	Total
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	69
		Incomplete File	1
		Missing, Incorrect, or Incomplete Note	1
		Total Compliance Grade (D) Exceptions:	71
	C	ATR/QM Defect	157
		State Defect	18
		Federal Defect	4
		Missing Application Date	2
		Compliance	1
		FHA MIP	1
		TILA	1
		TRID Defect	1
		Total Compliance Grade (C) Exceptions:	185
	B	RESPA	411
		Missing Application Date	351
		TILA	254
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	183
		Missing Non-Required Data	168
		TRID Defect	147
		Missing, Incorrect, or Incomplete GFE	131
		FACTA	106
		Misc. State Level	75
		Missing, Incorrect, or Incomplete Final TIL	71
		ECOA	60
		LTV Test	59
		Safe Act	51
		State Defect	49
		Loan Package Documentation	46
		TIL-MDIA	40
		Missing Required Data	38
		Missing Required Data (other than HUD-1 or Note)	27

TRID	27
Final TIL Estimated	25
Federal HPML	17
State Late Charge	17
Missing, Incorrect, or Incomplete Final or Initial 1003	13
ATR/QM Defect	9
FHA	9
Missing Disclosure	7
State HPML	4
Flood	2
Compliance	1
GSE	1
Missing, Incorrect, or Incomplete HUD-1	1
Total Compliance Grade (B) Exceptions:	2,400
Total Compliance Exceptions:	2,656

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Credit	D	Property - Appraisal	80
		Missing Document	30
		Loan Package Documentation	5
		Total Credit Grade (D) Exceptions:	115
	C	Loan Package Documentation	345
		Missing Document	93
		Insurance	67
		Income / Employment	49
		Asset	36
		Guideline	34
		Disclosure	25
		Legal / Regulatory / Compliance	21
		Credit	15
		Borrower and Mortgage Eligibility	7
		Document Error	7
		Hazard Insurance	4
		Documents	3
		Income	3
		Title	2
		FHA MIP	1
		Property - Appraisal	1
		Total Credit Grade (C) Exceptions:	713
	B	Loan Package Documentation	34
		Insurance	7
		Title	7
		Guideline	5
		Property - Appraisal	4
		Credit	2
		Income / Employment	2

Total Credit Grade (B) Exceptions:	61
Total Credit Exceptions:	889

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Property	D	Property - Appraisal	4
		Total Property Grade (D) Exceptions:	4
	C	Property - Appraisal	6
		Appraisal Reconciliation	3
		Valuation	1
		Total Property Grade (C) Exceptions:	10
	B	Property - Appraisal	2
		Total Property Grade (B) Exceptions:	2
Total Property Exceptions:			16
Grand Total:			3,561

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the nine hundred twenty-one (921) Loans reviewed, eight hundred three (803) unique Loans had three thousand two hundred fifty-seven (3,257) different tape discrepancies across eighty-seven (87) data fields (some Loans had more than one data delta). The most variances were found on Maturity Date. Representative FICO and Credit Report Date.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Borrowers	0	53	0.00%	921
# of Units	29	240	12.08%	921
Amortization Term	33	179	18.44%	921
Amortization Type	36	254	14.17%	921
Appraisal As-Is Value	3	3	100.00%	921
Appraisal Date	11	13	84.62%	921
Appraised Value	94	183	51.37%	921
Balloon Flag	4	195	2.05%	921
Borrower First Name	95	556	17.09%	921
Borrower FTHB	0	1	0.00%	921
Borrower Full Name	3	12	25.00%	921
Borrower Last Name	27	557	4.85%	921
Borrower Middle Name	10	28	35.71%	921
Borrower Qualifying FICO	1	2	50.00%	921
Borrower SSN	34	309	11.00%	921
BPO As Is Price	4	4	100.00%	921
BPO Date	4	4	100.00%	921
Cash From Borrower	1	1	100.00%	921
Cash To Borrower	1	1	100.00%	921
City	36	885	4.07%	921
Coborrower First Name	38	182	20.88%	921
Coborrower Full Name	1	3	33.33%	921
Coborrower Last Name	13	182	7.14%	921
Coborrower Middle Name	2	6	33.33%	921
Coborrower Qualifying FICO	0	1	0.00%	921

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Coborrower SSN	35	123	28.46%	921
Contract Sales Price	119	210	56.67%	921
Credit Report Date	130	132	98.48%	921
Doc Type	29	55	52.73%	921
First Interest Rate Change Date	18	19	94.74%	921
First Payment Change Date	11	14	78.57%	921
First Payment Date	51	783	6.51%	921
Has Modification?	0	2	0.00%	921
Index Type	35	43	81.40%	921
Interest Calculation Method	3	4	75.00%	921
Interest Collection Type	5	111	4.50%	921
Interest Only	25	181	13.81%	921
Interest Only Period	1	1	100.00%	921
Interest Only Period Expiration Date	43	52	82.69%	921
Interest Rate Change Frequency	40	44	90.91%	921
Interest Rate Initial Cap	8	9	88.89%	921
Interest Rate Initial Floor	1	1	100.00%	921
Interest Rate Initial Maximum	0	1	0.00%	921
Interest Rate Initial Minimum	1	1	100.00%	921
Interest Rate Life Cap	28	29	96.55%	921
Interest Rate Life Floor	8	11	72.73%	921
Interest Rate Life Max	14	17	82.35%	921
Interest Rate Life Min	16	23	69.57%	921
Interest Rate Periodic Cap	64	79	81.01%	921
Interest Rate Periodic Floor	5	12	41.67%	921
Investor: Qualifying Housing Ratio	3	4	75.00%	921
Investor: Qualifying Total Debt Ratio	98	328	29.88%	921
Lien Position	3	423	0.71%	921
Lookback Period	1	1	100.00%	921
LTV Valuation Value	97	422	22.99%	921
Margin	73	120	60.83%	921
Maturity Date	223	747	29.85%	921
Maximum Balance %	4	4	100.00%	921
MERS Min Number	26	29	89.66%	921
MERS Originated?	0	2	0.00%	921
Mod Deferred Balance	0	1	0.00%	921
Mortgage Type	4	4	100.00%	921
Neg Am	6	25	24.00%	921
Next Interest Rate Change Date	3	3	100.00%	921
Next Payment Change Date	3	4	75.00%	921
Note Date	82	871	9.41%	921
Occupancy	66	639	10.33%	921
Original CLTV	72	463	15.55%	921

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Original Interest Rate	86	661	13.01%	921
Original Interest Rate Period	7	7	100.00%	921
Original Loan Amount	44	860	5.12%	921
Original LTV	61	504	12.10%	921
Original P&I	123	261	47.13%	921
Original PITI	30	31	96.77%	921
Original Term	69	559	12.34%	921
Originator Application Date	13	13	100.00%	921
Originator Loan Designation	1	14	7.14%	921
Other Financing - Lien Position 2 - Current Balance	1	1	100.00%	921
Other Financing Junior Total Original Loan Amount	48	51	94.12%	921
Payment Change Frequency	8	10	80.00%	921
PITIA Reserves Months	24	26	92.31%	921
PMI Company	57	95	60.00%	921
PMI Coverage %	113	174	64.94%	921
PMI Lender Paid MI %	112	132	84.85%	921
PMI MI Certificate Number	1	1	100.00%	921
Prepayment Penalty	2	156	1.28%	921
Product Description	0	1	0.00%	921
Property Type	101	540	18.70%	921
Purpose	51	489	10.43%	921
Refi Purpose	47	172	27.33%	921
Representative FICO	137	413	33.17%	921
Rounding Factor	3	5	60.00%	921
State	1	885	0.11%	921
Street	84	847	9.92%	921
Total Debt Ratio	0	1	0.00%	921
Zip	99	877	11.29%	921
Total	3,257	17,687	18.41%	921

COLLECTION COMMENT REVIEW SUMMARY (921 mortgage Loans)

AMC reviewed a total of 921 mortgage loans. In total 71 mortgage loans (7.71% by number), carried an EV3 exception. The exception detail is in the EV3 Exceptions – By Loan Count table below.

Servicing Review Grade	Loan Count	% of Loans
3	71	7.71%
2	144	15.64%
1	706	76.66%
Total	921	100.00%

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Exception Type	Exception Grade	Exception	Total
Comment	3	Collection Comments - Incomplete -	50
		Damaged Interior - Damage remains unresolved and no indication covered by insurance	8
		Damaged Exterior - Damage remains unresolved and no indication covered by insurance sufficient to cover repair	4
		Title Issue -	3
		Cease and Desist Request Received From Mortgagor or 3rd Party	2
		Verbal Dispute - No indication servicer ever responded and appears issue still active	1
		Loan is in Foreclosure	1
		Mortgagor Deceased - Not clear or no information on executor/heir	1
		RFD - Borrower Illness	1
		Written Dispute - No indication servicer responded to outstanding dispute in writing	1
		Total Comment Grade (3) Exceptions:	72

PAYMENT HISTORY REVIEW SUMMARY (921 mortgage Loans)

All but 22 of the 921 mortgage loans subjected to the Payment History Review had complete pay history strings. In total, 505 mortgage loans (54.83%) showed at last one delinquency within the look back period. In addition, 18 mortgage loans (1.95%) did show a delinquency and had at least one month missing payment history data. The pay history review cutoff was 5/31/2024. As of all 921 mortgage loans pay history review cutoff dates, all but 31 mortgage loans (3.37%) mortgage loans were current. Some “% of Loans” may not add to 100% due to rounding.

Category	# of Mortgage Loans	% of Mortgage Loans
No Delinquency, No Missing Data	394	42.78%
Delinquency, No Missing Data	505	54.83%
No Delinquency, At Least One Month Missing	4	0.43%
Delinquency, At Least One Month Missing	18	1.95%
Total	921	100.00%

Title Review

As requested by the Client, a title review was included in SitusAMC’s scope of review. To facilitate this review, the Client provided SitusAMC with identifying data on the population of mortgage loans. Data provided by the client, included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, SitusAMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, SitusAMC identified whether or not the subject mortgage was of record, whether any deed vesting concerns of substance were present, and whether the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments such as Property Tax Liens, Municipal Liens, and Association Super Liens. SitusAMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on schedule B of the applicable title policies.

SitusAMC TITLE REVIEW SUMMARY (921 Mortgage Loans)

As part of the due diligence services, the Client provided SitusAMC with identifying data on 921 mortgage loans. Based on the scope of review set forth herein, the critical findings are summarized as follows:

●	Except with respect to 6 mortgage loan files, there are no potential issues concerning origination deed vesting. With respect to the 6 mortgage loan files, all the mortgage loan files contain a Title Policy on which there are no stated exceptions which explicitly preclude coverage.
●	Except with respect to 59 Association Liens across 27 mortgage loan files, no unresolved Super Position HOA Liens recorded after the subject mortgage which were entitled to limited or full lien priority over the subject mortgage were identified. 19 of these Association Liens were determined to be passed the statutory timeline for enforceability.

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●	Except with respect to 169 Municipal Liens across 68 mortgage loan files, no unresolved Municipal Liens which had limited or full lien priority over the subject mortgage were located.
●	Except with respect to 5 Property Tax Liens across 5 mortgage loan files, no unresolved Property Tax Liens which had limited or full lien priority over the subject mortgage were located.
●	Except with respect to 68 Prior Liens across 46 mortgage loan files which were recorded prior to the subject mortgage, all Prior Liens identified in our review have been resolved. With respect to the 68 Prior Liens across 46 mortgage loan files, all 68 Prior Liens were determined to be mitigated as the mortgage loan files contain a Title Policy on which there are no stated exceptions which explicitly preclude coverage.
●	Except with respect to 54 Prior Mortgages across 51 mortgage loan files which were recorded prior to the subject mortgage, all Prior Mortgages identified in our review have been resolved. With respect to the 54 Prior Mortgages across 51 mortgage loan files, 50 Prior Mortgages were determined to be mitigated as the mortgage loan files contain a Title Policy on which there are no stated exceptions which explicitly preclude coverage, 2 Prior Mortgages were determined to be mitigated as the timeline for enforceability has passed, and 2 Prior Mortgages could not be mitigated as the loan file did not contain sufficient title evidence.
●	The subject security instruments for 2 mortgage loan files were determined to be not properly recorded.
●	As to any Miscellaneous Items of substance, the items in this category typically defy standard categorization or summarization and are individually detailed.

ADDITIONAL LOAN POPULATION SUMMARY (some totals may not add due to rounding)

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	815	88.49%	$189,457,100.00	83.69%
Adjustable	105	11.40%	$36,922,447.61	16.31%
Unknown	1	0.11%	$0.00	0.00%
Total	921	100.00%	$226,379,547.61	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	920	99.89%	$226,379,547.61	100.00%
Unknown	1	0.11%	$0.00	0.00%
Total	921	100.00%	$226,379,547.61	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	156	16.94%	$30,416,613.42	13.44%
Cash Out: Home Improvement/Renovation	3	0.33%	$1,014,800.00	0.45%
Cash Out: Other/Multi-purpose/Unknown Purpose	174	18.89%	$44,365,268.66	19.60%
Limited Cash-Out	36	3.91%	$11,195,078.00	4.95%
First Time Home Purchase	159	17.26%	$35,498,058.00	15.68%
Other-than-first-time Home Purchase	178	19.33%	$49,585,374.00	21.90%
Rate/Term Refinance - Lender Initiated	2	0.22%	$341,950.00	0.15%
Rate/Term Refinance - Borrower Initiated	180	19.54%	$46,205,136.38	20.41%
Construction to Permanent	2	0.22%	$720,000.00	0.32%
Unavailable	31	3.37%	$7,037,269.15	3.11%
Total	921	100.00%	$226,379,547.61	100.00%

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Original Term	Loan Count	% of Loans	Original Balance	% of Balance
0-120 Months	3	0.33%	$845,160.00	0.37%
121-180 Months	34	3.69%	$7,080,122.71	3.13%
181-240 Months	25	2.71%	$4,075,082.78	1.80%
241-360 Months	842	91.42%	$207,021,720.87	91.45%
361+ Months	16	1.74%	$7,357,461.25	3.25%
Unknown	1	0.11%	$0.00	0.00%
Total	921	100.00%	$226,379,547.61	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	585	63.52%	$136,172,647.89	60.15%
Co-op	7	0.76%	$977,950.00	0.43%
Condo, Low Rise	51	5.54%	$11,895,386.90	5.25%
Condo, High Rise	7	0.76%	$2,552,762.00	1.13%
PUD	118	12.81%	$36,356,845.00	16.06%
Townhouse	3	0.33%	$523,150.00	0.23%
Single-wide Manufactured Housing	1	0.11%	$98,000.00	0.04%
1 Family Attached	17	1.85%	$2,501,720.09	1.11%
2 Family	46	4.99%	$16,607,193.00	7.34%
3 Family	5	0.54%	$2,445,268.00	1.08%
4 Family	2	0.22%	$518,750.00	0.23%
Land	7	0.76%	$1,162,723.86	0.51%
Unavailable	72	7.82%	$14,567,150.87	6.43%
Total	921	100.00%	$226,379,547.61	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	823	89.36%	$201,617,600.59	89.06%
Investment	67	7.27%	$17,591,534.00	7.77%
Second Home	12	1.30%	$3,187,630.00	1.41%
Unknown	19	2.06%	$3,982,783.02	1.76%
Total	921	100.00%	$226,379,547.61	100.00%

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